Supplement to
Fidelity's Broadly Diversified International
Equity Funds
December 30, 2004
Prospectus

The following information replaces the biographical information for Kevin McCarey found in the "Fund Management" section on page 19.

Richard Mace is vice president and manager of Aggressive International Fund, which he has managed since September 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1987, Mr. Mace has worked as a research analyst and portfolio manager.

IBD-05-01 September 13, 2005
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